UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2010

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 28, 2010, the Registrant held its Annual Meeting of holders (the “Annual Meeting”).  Two directors were elected at the Annual Meeting, each for a three-year term.  In addition, shareholders ratified the appointment of ParenteBeard LLC as the Registrant’s independent registered public accounting firm for the year ended December 31, 2010.  The results of voting at the Annual Meeting were as follows:

Proposal I – Election of Directors

Name	For	Withheld	Broker Non-Votes

Robert C. Albanese	27,174,434	1,525,054	1,223,032
William J. Walsh, Jr.	28,667,409	36,079	1,223,032

Proposal II – Ratification of Auditors

For:  29,892,087
Against:  20,893
Abstain:  13,540
Broker Non-Votes:  0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: April 30, 2010	By:	/s/ Sharon L. Lamont
Sharon L. Lamont Chief Financial Officer